UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 12, 2012 (Date of earliest event reported)
Synergetics USA, Inc (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-10382 (Commission File Number)	20-5715943 (IRS Employer Identification Number)

3845 Corporate Centre Drive (Address of principal executive offices)		63368 (Zip Code)
(636) 939-5100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 12, 2012, Synergetics USA, Inc. (the "Company") issued a press release announcing its financial results for the second fiscal quarter ended January 31, 2012. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not a part of this Current Report on Form 8-K.

Non-GAAP Financial Measures

The Company's press release and financial tables include financial information prepared in conformity with generally accepted accounting principles ("GAAP") as well as non-GAAP financial information. It is management's intent to provide this non-GAAP financial information to enhance the understanding of the Company's operating results, and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. The non-GAAP financial information presented may be determined or calculated differently by other companies.

The Company measures its performance primarily through its operating profit. In addition to its audited consolidated financial statements presented in accordance with GAAP, management uses certain non-GAAP financial information, including income from continuing operations before interest expense, income taxes, depreciation and amortization ("EBITDA"), to measure the Company's operating performance and provide an indication of the Company's ability to service debt. In addition, management believes EBITDA is both useful in evaluating the Company's operating performance compared to other companies within its industry and beneficial to investors, potential investors and other key stakeholders, including creditors, who use this measure in their evaluation of the Company's performance.

EBITDA, however, does have certain material limitations, primarily due to the exclusion of certain amounts that are material to the Company's results of operations, such as interest expense, income tax expense, depreciation and amortization. Because of this limitation, EBITDA should not be considered a measure of discretionary cash available to the Company to invest in its business and should be utilized in conjunction with other information contained in the Company's consolidated financial statements prepared in accordance with GAAP.

The press release attached as Exhibit 99.1 to this Current Report on Form 8-K includes the Company's definition of EBITDA and a reconciliation to the most directly comparable GAAP financial measure.

The information under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Synergetics USA, Inc dated March 12, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2012	SYNERGETICS USA, INC By: /s/ Pamela Boone Pamela Boone CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Synergetics USA, Inc dated March 12, 2012